EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 17, 1997 appearing on page K-35 of American Oilfield Divers, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.

                             /s/ PRICE WATERHOUSE LLP
                             _________________________
                                 PRICE WATERHOUSE LLP

New Orleans, Louisiana
July 15, 1997